NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MAY 14, 1998

March 25, 1998

Dear Dow Stockholder:

The Annual Meeting of Stockholders of The Dow Chemical Company will be held on Thursday, May 14, 1998, at 2 p.m. at the Midland
Center for the Arts, 1801 West St. Andrews, Midland, Michigan.

Stockholders will vote upon the following matters either by proxy or in person:

1.Election of six Directors.

2.Ratification of the selection of Deloitte & Touche LLP as Dow's independent auditors for 1998.

3.Transaction of any other business as may properly come before the Meeting.

Your vote on the business to be considered at this Meeting is important, regardless of the number of shares you own. Please complete, sign and date the enclosed proxy voting form and mail it promptly in the enclosed envelope to be sure that your shares are represented. If your form is not returned, your shares may not be voted.

The Board of Directors has set the close of business on March 16, 1998, as the record date for determining stockholders entitled to receive notice of the Annual Meeting and any adjournment and to vote. A list of common stockholders entitled to vote shall be open to any stockholder for any purpose relevant to the Meeting for ten days before the Meeting, from 8:30 a.m. to 5 p.m., at the Office of the Corporate Secretary, 2030 Dow Center, Midland, Michigan.

Since seating is limited, the Board has established the rule that stockholders only may attend or up to three people holding proxies for any one stockholder or account (in addition to those named as Board proxies on the printed proxy forms). Proxy holders are asked to present their credentials in the lobby before the Annual Meeting begins.

You will need a validated ticket of admission or proof of stock ownership to be admitted to the Meeting. Stockholders will receive a ticket as part of their proxy material. Stockholders of record and participants in the Dividend Reinvestment Plan, the Dow Salaried Employees' Savings Plan, the Dow Hourly Employees' Savings Plan, the Dow AgroSciences Employee Savings Plan, and the DH Compounding Company Savings and Retirement Plan need only check the box on the proxy form to validate their preprinted ticket and indicate that they will attend. Questions may be directed to Dow's transfer agent at 1-800-369-5606 or 781-575-3899.

Other stockholders holding stock in nominee name or beneficially (in "street name") will receive a ticket with their proxy material and need to take no further action. Street name holders without tickets will need proof of ownership for admission to the Annual Meeting, such as a recent brokerage statement or letter from the bank or broker.

We look forward to seeing you at the Annual Meeting.

/s/ John Scriven
John Scriven
Vice President
General Counsel and Secretary

Enclosures

                          INTRODUCTION

This Proxy Statement and proxy voting form are being sent to all stockholders of The Dow Chemical Company ("Dow" or the "Company") as of the close of business on March 16, 1998, the record date for the Annual Meeting of Stockholders to be held on May 14, 1998.

In the following pages of this Proxy Statement, you will find information on your Board of Directors, the candidates for election to the Board and the continuing Directors, and one resolution to be voted upon at the Annual Meeting of Stockholders or any adjournment of that Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board of Directors to help you decide how to vote.

VOTING YOUR SHARES BY PROXY FORM
You are encouraged to use the proxy form to cast your votes.
YOUR SHARES WILL BE VOTED IF THE PROXY IS PROPERLY SIGNED, DATED AND RECEIVED PRIOR TO MAY 14, 1998, THE DATE OF THE ANNUAL MEETING. IF NO SPECIFIC CHOICES ARE MADE BY YOU, AS EXPLAINED ON YOUR PROXY FORM, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY FORM WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. You may revoke your proxy at any time before its use at the Meeting by sending a written revocation, by sending a new executed proxy bearing a later date, or by attending the Meeting and voting in person.

The Company has a confidential voting policy that respects the right of each stockholder to vote upon matters free from coercion and retaliation and requires that the proxies and ballots of all stockholders be kept confidential from the Company's management and Board unless disclosure is requested by the stockholders, unless disclosure is necessary to meet legal requirements or to assert or defend claims, or during a contested solicitation or election. It further provides that employees may confidentially vote their shares of Company stock held by the Company defined contribution plans, and requires the appointment of independent tabulators and inspectors of election.

SHARES OUTSTANDING
At the close of business on the record date, March 16, 1998, there were 225,491,276 shares of Dow common stock and 1,403,778 shares of Series A ESOP Convertible Preferred Stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. Preferred stockholders will vote with the holders of common stock as one class and are entitled to the same number of votes as the shares of Dow common stock into which the preferred stock could be converted, according to a fixed formula based on the market price of common stock for five consecutive trading days ending on and including the record date. When the common stock price equals or exceeds $86.125, the conversion ratio is one share of common for one share of preferred stock. Each share of preferred stock this year converts to 1.0 votes.

PROXIES ON BEHALF OF THE BOARD
The enclosed proxy is being solicited by the Board of Directors to provide an opportunity to all stockholders of record to vote on agenda items, whether or not they are able to attend the Annual Meeting. Proxies on behalf of the Board may be solicited in person, by mail, by telephone or by electronic communication by Dow officers and employees. They will not be specially compensated for their services in this regard. Dow has retained Georgeson & Company Inc. to aid in the solicitation of stockholders, primarily brokers, banks and other institutional investors, for an estimated fee of $17,000. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals and their reasonable expenses will be reimbursed on request. The cost of solicitation will be borne by the Company.

           THE BOARD OF DIRECTORS AND BOARD COMMITTEES

The ultimate authority to manage the business of The Dow Chemical
Company rests with the Board of Directors. The Board appoints the Company's officers, assigns responsibilities for management of the Company's operations to them and reviews their performance.

There were seven Board meetings in 1997. Seventeen of the Directors attended 100 percent of the Board meetings and all the Directors then serving attended the last Annual Meeting of Stockholders. The Company is required to report whether any Director attended fewer than 75 percent of the sum of the total number of Board meetings and the total number of Board committee meetings that each such respective Director was eligible to attend during the past year. All of the incumbent Dow Directors exceeded that attendance threshold and fifteen had 100 percent attendance at Board and Board committee meetings.

Board committees perform many important functions. The responsibilities of each committee are stated in the Bylaws.
The Board, upon the recommendation of the Committee on Directors, elects members to each committee and has the power to change the responsibilities assigned to any committee or the committee membership. A brief description of the current standing Board committees follows, with memberships listed as of March 16, 1998:

EXECUTIVE COMMITTEE: Exercises the powers of the Board to manage the Company between meetings of the Board. Twelve meetings in 1997. Members: W. S. Stavropoulos (Chairman), A. J. Carbone, M.
D. Parker, F. P. Popoff and J. P. Reinhard.

AUDIT COMMITTEE: Recommends a firm of independent auditors to be appointed by the Board, subject to ratification by the stockholders. Reviews the Company's annual consolidated financial statements. Consults separately with the independent auditors, the Corporate Auditor and the Controller with regard to the adequacy of internal controls. Reviews with the independent auditors the proposed plan of audit and the results. Four meetings in 1997. Members: B. H. Franklin (Chairman), A. D. Gilmour, H. T. Shapiro and P. G. Stern.

COMMITTEE ON DIRECTORS: Studies the size and makeup of the Board and its committees and recommends candidates for Board and committee membership. Four meetings in 1997. Members: W. D.
Davis (Chairman), J. K. Barton, F. P. Popoff, H. T. Shapiro, W.
S. Stavropoulos and P. G. Stern.

COMPENSATION COMMITTEE: Establishes salaries, bonuses and other compensation for Dow Directors and officers and for certain other managerial and professional personnel. Administers the Company's award and option plans. Seven meetings in 1997. Members: H. T. Shapiro (Chairman), W. D. Davis, B. H. Franklin, A. D. Gilmour and P. G. Stern.

ENVIRONMENT, HEALTH, SAFETY AND PUBLIC POLICY COMMITTEE:
Assesses the Company's environment, health and safety policies and performance and the social impact of Company decisions. This Committee combines the former Environment, Health & Safety Committee, which held four meetings in 1997, and the Public Interest Committee, which held three meetings in 1997. Members:
D. T. Buzzelli (Chairman), A. A. Allemang, J. K. Barton, A. J. Carbone, F. P. Corson, J. C. Danforth, W. D. Davis, M. L. Dow, J.
L. Downey, B. H. Franklin, M. D. Parker, H. T. Shapiro, W. S. Stavropoulos and P. G. Stern.

FINANCE COMMITTEE: Reviews Dow's financial affairs and makes recommendations to the Board concerning financial matters. Seven meetings in 1997. Members: J. P. Reinhard (Chairman), A. J. Carbone, J. L. Downey, E. C. Falla, M. D. Parker, F. P. Popoff and W. S. Stavropoulos.

INVESTMENT POLICY COMMITTEE: Establishes investment policy and reviews the performance of funds invested for the Dow Employees' Pension Plan. Helps establish investment policies for other funds and entities connected with the Company. Four meetings in 1997. Members: M. L. Dow (Chairman), F. P. Corson, J. C. Danforth, J. L. Downey, E. C. Falla and J. P. Reinhard.

                          AGENDA ITEM 1

                       BOARD OF DIRECTORS
          CANDIDATES FOR ELECTION AND CURRENT DIRECTORS

The Dow Board of Directors is divided into three classes. Each class, described in the chart below, serves a term of three years. The terms of the Directors in each class expire at the Annual Meeting of Stockholders in the year listed on the chart.

  CLASS III DIRECTORS       CLASS I DIRECTORS      CLASS II DIRECTORS
          1998                     1999                   2000

Arnold A. Allemang       Jacqueline K. Barton      Fred P. Corson
John C. Danforth         David T. Buzzelli         Willie D. Davis
Enrique C. Falla         Anthony J. Carbone        Michael L. Dow
Allan D. Gilmour         Joseph L. Downey          Michael D. Parker
Frank P. Popoff          Barbara Hackman Franklin  J. Pedro Reinhard
William S. Stavropoulos  Harold T. Shapiro         Paul G. Stern

In accordance with the recommendation of the Committee on Directors, the Board of Directors has nominated Arnold A. Allemang, John C. Danforth, Enrique C. Falla, Allan D. Gilmour, Frank P. Popoff and William S. Stavropoulos for election as Directors in Class III to serve three-year terms to expire at the Annual Meeting in the year 2001, and until their successors are elected and qualified.

Each nominee is currently serving as a Director and each has consented to serve for the new term. All nominees have previously been elected as Directors by the Company's stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THESE NOMINEES AS DIRECTORS. The election of Directors requires a plurality of the votes actually cast. As explained on the accompanying proxy, it is the intention of the persons named as proxies to vote in favor of the candidates nominated by the Board unless such authority is withheld. If something unanticipated should occur prior to the Annual Meeting, making it impossible for one or more of the candidates to serve as a Director, votes will be cast in the best judgment of the persons authorized as proxies.

Information in the biographies of candidates and continuing
Directors that follows is current as of March 16, 1998, the record date for the Annual Meeting.

CANDIDATES FOR ELECTION AS DIRECTOR

Photo 1

ARNOLD A. ALLEMANG, 55.  DOW VICE PRESIDENT, OPERATIONS.
DIRECTOR SINCE 1996.
Employee of Dow since 1965. Director of Technology Centers, Dow U.S.A. 1989-92. Manufacturing General Manager, Dow Benelux N.V.* 1992-93. Regional Vice President, Manufacturing and Administration, Dow Benelux N.V.* 1993. Vice President, Manufacturing Operations, Dow Europe S.A.* 1993-95. Dow Vice President and Director of Manufacturing and Engineering 1995-97. Dow Vice President, Operations 1997 to date. Director of Liana Limited.* Representative on the Members Committees of DuPont Dow Elastomers L.L.C.* and Radian International LLC.* President of Dow Environmental Inc.* Member of the American Chemical Society and the Advisory Board, Center for Chemical Process Safety, American Institute of Chemical Engineers.

*A number of Company entities are referred to in the biographies and are defined as follows. (Some of these entities have had various names over the years and the names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation; Dow-United Technologies Composite Products, Inc.; and DuPont Dow Elastomers L.L.C. - companies ultimately 50 percent-owned by Dow. Mycogen Corporation - a majority-owned subsidiary of Dow. Dow AgroSciences LLC, Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Europe S.A., Dow Italia S.p.A., Liana Limited, Radian International LLC, and Dow Environmental Inc. - all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.

Photo 2

JOHN C. DANFORTH, 61. PARTNER OF BRYAN CAVE LLP AND FORMER UNITED STATES SENATOR. DIRECTOR SINCE 1996.
Partner with the law firm of Bryan Cave LLP with offices in St. Louis, Kansas City, and fourteen other cities in the United States and abroad, 1995 to date. Attorney General of Missouri 1969-76. United States Senate 1976-95, serving on the Committee on Finance; Committee on Commerce, Science and Transportation; and the Select Committee on Intelligence. Director of General American Life Insurance Company and Cerner Corporation. Recipient of the St. Louis Award, the Harry S Truman Good Neighbor Award, the St. Louis Man of the Year Award, the Right Arm of St. Louis Award, the University of Missouri-Kansas City Chancellor's Medal Award, the Presidential World Without Hunger Award, the Legislative Leadership Award of the National Commission Against Drunk Driving, and the Distinguished Missourian and Brotherhood Awards of the National Conference of Christians and Jews.

Photo 3

ENRIQUE C. FALLA, 58.  DOW SENIOR CONSULTANT.  DIRECTOR SINCE
1985.
Employee of Dow since 1967. Commercial Vice President of Dow Latin America 1979-80. President of Dow Latin America 1980-84. Dow Financial Vice President 1984-91. Treasurer 1986-87. Chief Financial Officer 1987-95. Executive Vice President 1991-97. Senior Vice President 1997. Senior Consultant 1997 to date. Director of Dow Corning Corporation,* Kmart Corporation, Guidant Corporation, and the University of Miami.

Photo 4

ALLAN D. GILMOUR, 63. RETIRED VICE CHAIRMAN OF FORD MOTOR COMPANY. DIRECTOR SINCE 1995.
Employee of Ford Motor Company 1960-95. Assistant to the Executive Vice President - Finance 1968-72. Ford Motor Credit Company, Executive Vice President - Administration 1972-73, Executive Vice President - Administration and Special Financing Operations 1973-75, President 1975-77. Ford Executive Director of Corporate and North American Analysis 1977-79, Corporate Vice President and Controller 1979-84, Vice President - External and Personnel Affairs 1984-86, Executive Vice President and Chief Financial Officer 1986-87, Executive Vice President - International Automotive Operations 1987-89, Executive Vice President - Corporate Staffs 1989-90, President - Ford Automotive Group 1990-93. Director of Ford Motor Company 1986-95, Vice Chairman 1993-95. Director of DTE Energy Company; The Prudential Insurance Company of America; U S WEST, Inc.; and Whirlpool Corporation.

Photo 5

FRANK P. POPOFF, 62.  CHAIRMAN OF THE DOW BOARD OF DIRECTORS.
DIRECTOR SINCE 1982.
Employee of Dow since 1959. Dow Europe S.A.* Executive Vice President 1980-81, President 1981-85. Dow Executive Vice President 1985-87, President 1987-93, President and Chief Operating Officer 1987, Chief Executive Officer 1987-95, Chairman of the Board 1992 to date. Director of American Express Company; U S WEST, Inc.; Chemical Financial Corporation; United Technologies Corporation; and the Michigan Molecular Institute. Past Chairman of the Chemical Manufacturers Association. Member of The Business Council, The Conference Board, the American Chemical Society, the National LEAD Council, the Michigan Business Partnership, and the Broken Hill Proprietary Company Limited of Australia International Advisory Council.

*A number of Company entities are referred to in the biographies and are defined as follows. (Some of these entities have had various names over the years and the names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation; Dow-United Technologies Composite Products, Inc.; and DuPont Dow Elastomers L.L.C. - companies ultimately 50 percent-owned by Dow. Mycogen Corporation - a majority-owned subsidiary of Dow. Dow AgroSciences LLC, Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Europe S.A., Dow Italia S.p.A., Liana Limited, Radian International LLC, and Dow Environmental Inc. - all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.

Photo 6

WILLIAM S. STAVROPOULOS, 58. DOW PRESIDENT AND CHIEF EXECUTIVE OFFICER. DIRECTOR SINCE 1990.
Employee of Dow since 1967.  President of Dow Latin America 1984-
85. Dow U.S.A. Commercial Vice President for Basics and Hydrocarbons 1985-87. Group Vice President for Plastics and Hydrocarbons 1987-90. President of Dow U.S.A. 1990-93. Dow Vice President 1990-91, Senior Vice President 1991-93, Chief Operating Officer 1993-95, President 1993 to date, Chief Executive Officer 1995 to date. Director of Dow Corning Corporation,* NCR Corporation, BellSouth Corporation, Chemical Financial Corporation, and Chemical Bank and Trust Company. Representative on the Members Committee, Dow AgroSciences LLC.* Member of the American Chemical Society, The Business Council, The Business Roundtable, and the Society of Chemical Industry. Serves on the Joint Automotive Suppliers Governmental Action Council and the University of Notre Dame Advisory Council for the College of Science. Board member of the American Plastics Council, Chemical Manufacturers Association, University of Washington Foundation, American Enterprise Institute for Public Policy Research, Midland Community Center, and U.S. Council for International Business.

CURRENT DIRECTORS

Photo 7

JACQUELINE K. BARTON, 45. ARTHUR AND MARIAN HANISCH MEMORIAL PROFESSOR OF CHEMISTRY, CALIFORNIA INSTITUTE OF TECHNOLOGY. DIRECTOR SINCE 1993.
Assistant Professor of Chemistry and Biochemistry, Hunter College, City University of New York 1980-82. Columbia
University: Assistant Professor 1983-85, Associate Professor 1985-86, Professor of Chemistry and Biological Sciences 1986-89. California Institute of Technology: Professor of Chemistry 1989 to date, Arthur and Marian Hanisch Memorial Professor of Chemistry 1997 to date. Named a MacArthur Foundation Fellow 1991. Recipient of the American Chemical Society ("ACS") William
H. Nichols Medal Award 1997, Columbia University Medal of Excellence 1992, ACS Garvan Medal 1992, Mayor of New York's Award in Science and Technology 1988, ACS Award in Pure Chemistry 1988 and the Alan T. Waterman Award of the National Science Foundation 1985. Member of the American Academy of Arts and Sciences and the Gilead Sciences Scientific Advisory Board. Trustee of Barnard College.

Photo 8

DAVID T. BUZZELLI, 56.  DOW SENIOR CONSULTANT.  DIRECTOR SINCE
1993.
Employee of Dow since 1965. Manager of Agricultural Products, Health and Environmental Services, Michigan Division 1980-84. Director of Government and Public Affairs 1984-86. Vice President of Dow Chemical U.S.A. 1984-86. Chairman, President and CEO of Dow Chemical Canada Inc.* 1986-90. Dow Vice President 1990-97. Corporate Director of Environment, Health and Safety 1990-97. Corporate Director of Public Affairs 1993-97. Management responsibility for Information Systems 1994-97.
Senior Consultant 1997 to date. Director of Dow Corning Corporation.* Member of the President's Council on Sustainable Development, World Resources Institute Board, and Asea Brown Boveri Ltd. Advisory Board.

Photo 9

ANTHONY J. CARBONE, 57.  DOW EXECUTIVE VICE PRESIDENT.  DIRECTOR
SINCE 1995.
Employee of Dow since 1962. Dow Latin America Marketing Director for Plastics 1974-76. Dow Business Manager for STYROFOAMT 1976-80, Director of Marketing for Functional Products and Systems 1980-83. Dow U.S.A. General Manager of the Coatings and Resins Department 1983-86, General Manager of Separation Systems 1986-87, Vice President Dow Plastics 1987-91. Dow North America Group Vice President for Plastics 1991-93. Group Vice President, Global Plastics 1993-95. Group Vice President - Global Plastics, Hydrocarbons and Energy 1995-96. Executive Vice President, 1996 to date. Director, Dow-United Technologies Composite Products, Inc.* Board member of the Society of Plastics Industries and the American Plastics Council. Member of the American Chemical Society and the Advisory Council of the Heritage Foundation.

Photo 10

FRED P. CORSON, 56. SENIOR CONSULTANT. DIRECTOR SINCE 1994. Employee of Dow since 1967. Director of Research and Development for Dow Latin America 1980-83 and Dow U.S.A. Plastics Department 1983-87. General Manager of Engineering Thermoplastics Department 1985-87. Vice President of Research and Development, Dow U.S.A. Plastics 1987-90. Dow Director of Research and Development 1990 - March 31, 1998. Vice President 1991 - March 31, 1998. Director of the Michigan Molecular Institute.
Director of Dow-United Technologies Composite Products, Inc.* Member of the Council for Chemical Research; Industrial Research Institute; the American Chemical Society; Advisory Board for the National Sciences Resource Center; and the Alumni and Industrial Advisory Council for the Department of Chemistry, The University of Michigan.

Photo 11

WILLIE D. DAVIS, 63. PRESIDENT AND CHIEF EXECUTIVE OFFICER OF ALL PRO BROADCASTING, INC. DIRECTOR SINCE 1988.
President and Chief Executive Officer of All Pro Broadcasting, Inc., a Los Angeles broadcasting company, 1976 to date. Director of Wicor, Inc.; Sara Lee Corporation; Alliance Bank; MGM Grand Company; Kmart Corporation; Johnson Controls Inc.; Rally's Hamburgers Inc.; and the Strong Funds. Trustee of the University of Chicago, Occidental College and Marquette University. Member of the Grambling College Foundation and the Ewing Marion Kauffman Center for Entrepreneurial Leadership Development Committee.

Photo 12

MICHAEL L. DOW, 63.  OWNER OF GENERAL AVIATION, INC.  DIRECTOR
SINCE 1988.
Founder and owner of General Aviation, Inc., a provider of aviation-related services located in Lansing, Michigan, 1965 to date. Owner of Michael L. Dow Associates. Director of Chemical Financial Corporation and Chemical Bank and Trust Company, both of Midland, Michigan. Trustee and Treasurer of The Herbert H. and Grace A. Dow Foundation. Trustee of the Michigan State University Foundation.

Photo 13

JOSEPH L. DOWNEY, 61.  DOW SENIOR CONSULTANT.  DIRECTOR SINCE
1989.
Employee of Dow since 1961. Dow Chemical U.S.A. Vice President 1983-86. Dow Vice President 1985-91, Senior Vice President 1991-
94. Senior Consultant 1994 to date. President of Dow Consumer Products Inc. 1986-88. Director of DowBrands Inc. 1988-98, Chairman of the Board of DowBrands Inc. 1988-95. Chairman of the Members Committee, Dow AgroSciences LLC* 1989 to date. Director Security National Bank, Manhattan, Kansas.

Photo 14

BARBARA HACKMAN FRANKLIN, 57. PRESIDENT AND CEO OF BARBARA FRANKLIN ENTERPRISES AND FORMER U.S. SECRETARY OF COMMERCE. DIRECTOR 1980-92 AND 1993 TO DATE.
President and CEO, Barbara Franklin Enterprises, a private consulting and investment firm, 1995 to date. Business consultant 1993-95. U.S. Secretary of Commerce 1992-93. President and CEO, Franklin Associates 1984-92. Senior Fellow and Director of Government and Business Program, Wharton School of the University of Pennsylvania 1979-88. Commissioner, U.S. Consumer Product Safety Commission 1973-79. Staff Assistant to the President of the United States 1971-73. Assistant Vice President, Citibank 1969-71. Manager of Environmental Analysis, Singer Company 1964-68. President's Advisory Council for Trade Policy and Negotiations 1982-84 and 1989-92. Alternate Representative to 44th United Nations General Assembly 1989-90. AICPA Board of Directors 1979-86. Recipient of John J. McCloy Award for contributions to excellence in auditing. Director of Aetna, Inc.; AMP, Incorporated; Cincinnati Milacron, Inc.; and MedImmune, Inc.

Photo 15

MICHAEL D. PARKER, 51. DOW EXECUTIVE VICE PRESIDENT AND PRESIDENT OF DOW NORTH AMERICA. DIRECTOR SINCE 1995.
Employee of Dow since 1968. Dow Europe S.A.* Product Marketing Manager for Epoxy Resins 1977-79. Director of Marketing for Inorganic Chemicals 1979-82. Director of Marketing for Organic Chemicals 1982-83. Commercial Director for the Functional Products Department 1983-84. Dow U.S.A. General Manager of the Specialty Chemicals Department 1984-87. Dow Chemical Pacific Limited* Commercial Vice President 1987-88, President 1988-93. Dow Group Vice President 1993-96. Group Vice President - Chemicals and Hydrocarbons 1993-95. Vice President for Chemicals and Metals 1995 to date. President Dow North America 1995 to date. Executive Vice President 1996 to date. Director, Destec Energy, Inc. 1995-97. Director of the National Association of Manufacturers and the National Legal Center for the Public Interest.

Photo 16

J. PEDRO REINHARD, 52. DOW EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER. DIRECTOR SINCE 1995.
Employee of Dow since 1970. Dow Brazil Area Finance Director 1978-81. Dow Europe S.A.* Finance Director 1981-85. Dow Assistant Treasurer 1984-85. Dow Europe S.A.* Vice President 1985-88. Managing Director, Dow Italy 1985-88. Dow Treasurer 1988-96, Vice President 1990-95, Financial Vice President 1995-96, Chief Financial Officer 1995 to date, Executive Vice President 1996 to date. Director of Mycogen Corporation.* Chairman of the Board of Liana Limited.* Representative on the Members Committee, Dow AgroSciences LLC.* Member of the Financial Accounting Standards Advisory Council, the Financial Executives Institute and The Conference Board's Council of Financial Executives.

Photo 17

HAROLD T. SHAPIRO, 62.  PRESIDENT OF PRINCETON UNIVERSITY.
DIRECTOR SINCE 1985.
President of The University of Michigan 1980-87. President of Princeton University 1988 to date. Chairman, National Bioethics Advisory Commission 1996 to date. Presidential Appointment to the Council of Advisors on Science and Technology 1990-92. Member of the Institute of Medicine and the American Philosophical Society. Fellow of the American Academy of Arts and Sciences. Trustee and Chair of the Board of the Alfred P. Sloan Foundation. Trustee of the University of Pennsylvania Medical Center, The Universities Research Association, and the Educational Testing Service. Director of the National Bureau of Economic Research.

Photo 18

PAUL G. STERN, 59.  PARTNER AT THAYER CAPITAL PARTNERS.  DIRECTOR
SINCE 1992.
Partner and co-founder of Thayer Capital Partners 1995 to date. Visiting Professor at the Wharton School of the University of Pennsylvania. Special Partner at Forstmann Little & Co. 1993-95. Northern Telecom Limited Director 1988-93, Vice Chairman and Chief Executive Officer 1989-90, Chief Executive Officer 1990-93, Chairman of the Board 1990-93. President, Unisys Corporation (formerly Burroughs Corporation) 1982-87. Director of LTV Corporation and Whirlpool Corporation. Board member of the Lauder Institute and the University of Pennsylvania's School of Engineering and Applied Science and the Wharton School. Treasurer, John F. Kennedy Center for the Performing Arts, Washington, D.C.

*A number of Company entities are referred to in the biographies and are defined as follows. (Some of these entities have had various names over the years and the names and relationships to the Company, unless otherwise indicated, are stated in this footnote as they existed as of the Annual Meeting record date.) Dow Corning Corporation; Dow-United Technologies Composite Products, Inc.; and DuPont Dow Elastomers L.L.C. - companies ultimately 50 percent-owned by Dow. Mycogen Corporation - a majority-owned subsidiary of Dow. Dow AgroSciences LLC, Dow Benelux N.V., Dow Chemical Canada Inc., Dow Chemical Pacific Limited, Dow Europe S.A., Dow Italia S.p.A., Liana Limited, Radian International LLC, and Dow Environmental Inc. - all ultimately wholly owned subsidiaries of Dow. Ownership by Dow described above may be either direct or indirect.

                          AGENDA ITEM 2
   RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

RESOLVED, THAT THE APPOINTMENT BY THE BOARD OF DIRECTORS OF
DELOITTE & TOUCHE LLP TO AUDIT THE 1998 CONSOLIDATED FINANCIAL
STATEMENTS OF THE DOW CHEMICAL COMPANY AND ITS SUBSIDIARIES IS
HEREBY RATIFIED.

The Bylaws provide that the Board's selection of auditors must be presented for stockholder ratification or rejection at the Annual Meeting. The Audit Committee has recommended and the Board has, subject to your ratification, appointed Deloitte & Touche LLP (the "Firm") to audit and report on the consolidated financial statements of Dow and its subsidiaries for 1998. Deloitte & Touche LLP has audited Dow's financial statements for more than eighty-five years and served as its independent auditors for 1997. The Firm has offices or affiliates at or near most of the locations where Dow operates in the United States and other countries. Deloitte & Touche LLP regularly rotates its lead audit partner assigned to Dow.

Before making its recommendation for appointment, the Audit Committee carefully considers the qualifications of candidates for independent auditors. For Deloitte & Touche LLP, this has included a review of its performance in prior years, as well as its reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee has expressed its satisfaction with Deloitte & Touche LLP. In February 1998, Deloitte & Touche LLP advised the Committee that it believes all litigation against the Firm can fairly be characterized as incidental to the practice of the accounting profession and that resolution of its cases will not affect its ability to serve as independent auditors for the Company. The Audit Committee has concluded that the ability of Deloitte & Touche LLP to perform services for the Company is not adversely affected by such litigation.

Representatives of Deloitte & Touche LLP will attend the Annual
Meeting and may make a statement if they wish. They will be available to answer stockholder questions at the Meeting.

Audit services performed by Deloitte & Touche LLP for the year ended December 31, 1997, included the audit of the consolidated financial statements of the Company and its subsidiaries, the separate audits of the financial statements of certain subsidiary companies and employee benefit plans where required by government regulations or agreement, as well as services related to filings with the Securities and Exchange Commission and consultation on matters related to accounting and financial reporting.

Approval of this proposal to ratify the appointment of Deloitte & Touche LLP requires a majority of votes actually cast on the matter. For purposes of determining the number of votes cast on the matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are not included. If the resolution does not pass, the selection of independent auditors will be reconsidered by the Audit Committee and the Board. Because it is difficult and not cost effective to make any change in independent auditors so far into the year, the appointment of Deloitte & Touche LLP would probably be continued for 1998, unless the Audit Committee or the Board finds additional good reasons for making an immediate change.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE PROPOSAL TO RATIFY ITS SELECTION OF DELOITTE &
TOUCHE LLP AS DOW'S INDEPENDENT AUDITORS FOR 1998.

                  COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the "Committee") is comprised entirely of independent, non-employee Directors. The Committee is responsible for establishing rates of salary, bonuses, retirement benefits and other compensation for Company Directors and officers. In fulfilling this responsibility, the Committee's policy is to provide strong, direct links among stockholder value, Company and individual performance, and executive compensation.

At the end of each year, the Committee asks the Global Compensation and Benefits staff to present a proposed compensation plan (together with supporting market data and rationale) for each executive officer. After discussion with the Chief Executive Officer about the individual performance of the other executives towards their pre-established goals and their expected future contributions to the Company, individual compensation plans are established. The Committee meets alone with the Vice President of Human Resources to receive similar information on the Chief Executive Officer. The Committee reviews the performance of the CEO and other executive officers throughout the year, and has final responsibility for determining their compensation levels.

Dow's policy is to position executive compensation at the median levels of compensation among those companies with whom we compete for executive talent, with appropriate variation for high performing individuals and Company performance. The Committee continually compares executive compensation levels and performance with a selected cross-industry group of other multinational manufacturing companies of similar size. Note that this is a different group of companies than those in the graphs on page 15. For 1997, as in prior years, compensation paid to the Company's executive officers qualified as fully deductible under applicable tax laws.

Executive employee compensation has three components: base salary, performance award (bonus), and long-term incentives, which are explained more fully below.

BASE SALARIES
Base salaries for all Dow employees - including the Company's top executives - are based on an assessment of their performance and on comparisons to the market derived from regularly scheduled compensation surveys. Average salaries for each employee group are managed such that they fall within the median range of the applicable survey in order to ensure Dow's ability to attract and retain a talented workforce. Changes in base salary for the executives named in the Proxy Statement compensation tables, as well as for all Dow employees, depend on anticipated median changes in the external comparison group and the individual's contributions to Dow's corporate performance. In addition, the Committee reviews the performance of each executive officer against pre-established annual goals.

For 1997, the Committee reviewed the goals established by the Chief Executive Officer. Specifically, the Committee considered the following equally weighted factors: economic profit, earnings per share, return on stockholders' equity and implementation of Dow's long-term strategic plan. Thus, his 1997 base pay was increased both to reflect his performance in these areas and to maintain his base salary within the competitive range.

In general, the Committee has structured the Chief Executive Officer's pay so that, at target, no more than 25 percent of total direct compensation is base pay. The remainder - more than 75 percent - is variable or performance-dependent pay. For the past several years, that ratio has been closer to 20 percent base pay and 80 percent performance-dependent pay.

PERFORMANCE AWARDS (BONUSES)
In 1994, Dow stockholders approved a proposal to adopt the Executive Performance Plan (the "Plan") to reconfigure the annual bonus program for the Company's executive officers in order to serve the dual objectives of providing maximum incentive value, and ensuring that the Company qualified for the federal income tax deduction of these expenses.

The Plan sets a minimum performance goal of $700 million of Net Income as defined in the Plan, an amount approximately equal to the dividend paid in 1997. In addition, the Committee has determined that no award will be paid to those named in the Proxy Statement if the threshold economic profit goal for the Dow employees' variable pay program is not achieved. Once these performance criteria have been met, the Compensation Committee evaluates corporate and individual performance. The Compensation Committee calculated that the Net Income goal was achieved in 1997. In accordance with the provisions of the Plan, the Committee used its discretion to determine the appropriate amount of each executive's performance award based upon corporate financial performance as measured by economic profit results, individual performance towards goals, and the competitive environment. It is the Committee's judgment that the performance awards stated in the Summary Compensation Tables are appropriate.

LONG-TERM INCENTIVE COMPENSATION
This year, long-term incentive compensation is comprised solely of grants of stock options. The Committee believes that stock-based incentive compensation focuses management attention on long-term financial performance and total return to shareholders. When stock options are granted, the exercise price is the fair market value on the grant date. As a result, executives receive future gains from these options only to the extent the price of Dow stock increases. Grants of stock awards are approved by the Compensation Committee after evaluating the contribution of each executive to the Company's long-term performance and the importance of his or her responsibilities within the organization.

With respect to the CEO for 1997, the Committee evaluated progress on: (1) the implementation of an organization focused on creating maximum value from Dow's global businesses and functions; (2) continued progress on productivity improvement plans; (3) progress on value-growth initiatives; and (4) the optimization of Dow's business portfolio. These factors are listed in order of relative importance.

In addition, the Committee considered the appropriate mix of short- and long-term compensation and Dow employees' position as compared to competitive data from the compensation comparison groups.

The Committee determined that for 1997 the levels of stock options granted to the CEO reflected actual performance as measured against these long-term goals, with appropriate consideration as to the desired emphasis on long-term incentive compensation and the competitive positioning of the overall compensation package.

CHANGES TO LONG-TERM INCENTIVE COMPENSATION
At the December 1997 Compensation Committee meeting, the Committee reviewed and approved for use in 1998 a proposal for long-term incentive compensation that was made after a year-long study of alternatives and objectives. Three types of stock-based incentives will comprise the long-term incentive grants made to key executives during 1998. Market Price Stock Options will remain part of the program, with a longer vesting period to encourage retention of key employees and to provide a longer-term focus. Step Stock Options are a new component of the program, with the price of Dow shares being required to meet or exceed $150 per share no later than five years from the date of the grant in order for the grant to vest, with complete forfeiture of the grant if the price hurdle is not met within the prescribed time period. The third component of the plan, Performance Shares, allows executives to earn shares of Dow stock based upon the Company's financial performance over a three-year period.
The plan financial measures emphasize superior returns on capital, value growth and economic performance at all points along the chemical pricing cycle.

In addition, the Committee also adopted stock ownership guidelines for key Dow executives, ranging from stock values equal to six times base salary for the CEO, to three times base salary for other key executives. A multiyear phase-in period for implementation of these guidelines will be initiated in 1998.
The Committee believes that these new plans, coupled with the stock ownership guidelines, represent an important step forward in providing incentives for Dow executives to create shareholder value.

COMPENSATION COMMITTEE
     Harold T. Shapiro, Chairman
     Willie D. Davis
     Barbara Hackman Franklin
     Allan D. Gilmour
     Paul G. Stern

                          PENSION PLANS

The Company provides the Dow Employees' Pension Plan (the "Plan") for employees on its U.S. payroll and for employees of some of its wholly owned U.S. subsidiaries. Because it is a defined benefit plan, the amount of a retiree's pension is calculated using pay and years of service as an employee, rather than by the market value of the Plan assets, as in a defined contribution plan.

Upon normal retirement at age 65, a participant receives an annual pension from the Plan subject to a statutory limitation.
The annual pension is the greater of (a) or (b) below:

(a) 1.6 percent of the employee's highest average credited compensation for any three consecutive years, multiplied by the employee's years of credited service up to 35 years, and by one-half of the years of credited service in excess of 35 years. The Plan contains a provision for an offset of the employee's primary Social Security benefit, calculated using the method specified in the Tax Reform Act of 1986.

(b) A benefit that is the sum of the employee's yearly "basic and supplemental accruals." Basic accruals equal the employee's highest average credited compensation for any three consecutive years multiplied by a percentage ranging from 4 percent to 18 percent dependent upon the employee's age in the year earned. Supplemental accruals are for compensation in excess of a rolling 36 month average of the Social Security wage base. Supplemental accruals range from 1 percent to 4 percent, based on the age of the employee in the year earned.

     The sum of the basic and supplemental accruals is divided by a conversion factor to calculate the immediate monthly benefit. If the employee terminates employment before age 65 and defers payment of the benefit, the account balance calculated under this formula (b) will be credited with interest at 8 percent per annum.

Credited compensation for executive officers who are Directors is comprised of base salary plus 75 percent of base salary.

The following table illustrates the annual pension benefits, including those from the Executives' Supplemental Retirement Plan payable to executive officers, calculated before the application of an offset of the employee's primary Social Security benefit. The benefits shown are single-life annuities for participants who retire at age 65 under the Plan. While a single life annuity provides a higher retiree benefit, pensions with survivorship provisions are elected by most participants.


                             ANNUAL PENSION BENEFITS


AVERAGE PAY                         YEARS OF CREDITED SERVICE
FOR PENSION
PURPOSES      15 YRS.     20 YRS.    25 YRS.     30 YRS.    35 YRS.      40 YRS.       45 YRS.
    500,000     170,000    215,000     249,000     273,000    286,000       288,000       288,000
    600,000     205,000    259,000     300,000     329,000    344,000       347,000       347,000
    700,000     239,000    303,000     351,000     385,000    403,000       407,000       407,000
    800,000     274,000    347,000     402,000     441,000    462,000       466,000       466,000
    900,000     309,000    391,000     453,000     497,000    521,000       525,000       525,000
  1,000,000     344,000    435,000     505,000     553,000    579,000       584,000       584,000
  1,100,000     379,000    479,000     556,000     609,000    638,000       644,000       644,000
  1,200,000     413,000    523,000     607,000     665,000    697,000       703,000       703,000
  1,300,000     448,000    567,000     658,000     721,000    755,000       762,000       762,000
  1,400,000     483,000    611,000     709,000     777,000    814,000       821,000       821,000
  1,500,000     518,000    655,000     760,000     833,000    873,000       881,000       881,000
  1,600,000     553,000    699,000     811,000     889,000    931,000       940,000       940,000
  1,700,000     587,000    743,000     862,000     945,000    990,000       999,000       999,000
  1,800,000     622,000    787,000     913,000   1,001,000  1,049,000     1,058,000     1,058,000


For the persons named in the Summary Compensation Table, the years of credited service and 1997 compensation covered by the pension plans as of December 31, 1997 are: Messrs. Stavropoulos
- 30.6 years, $1,472,514; Allemang - 32.6, $644,758; Carbone -
35.5, $894,716; Reinhard - 27.2, $851,591.

Mr. Parker participates in the Swiss Pension Plans, which have different terms than the U.S. retirement plan. His pensionable salary as of December 31, 1997 was 1,597,050 Swiss francs (approximately $1,097,629). His total service is 29.3 years.


                           SUMMARY COMPENSATION TABLE

                                                             LONG-TERM COMPENSATION
                ANNUAL COMPENSATION                           AWARDS          PAYOUTS

                                               OTHER   DEFERRED/  SECURITIES       LONG      ALL
                                              ANNUAL  RESTRICTED  UNDERLYING      -TERM    OTHER
NAME                                          COMPEN       STOCK    OPTIONS/  INCENTIVE   COMPEN
AND PRINCIPAL             SALARY    BONUS    -SATION      AWARDS        SARS    PAYOUTS  -SATION
POSITIONS          YEAR      ($)      ($)        ($)      ($)(A)  (# SHARES)     ($)(B)      ($)


W. S. STAVROPOULOS   1997 835,008 1,000,000          0       0  125,000 Shares 333,077 25,046(e)
President and        1996 746,674   760,000          0       0  110,000 Shares 421,275    19,678
Chief Executive      1995 626,668   650,000          0       0   85,000 Shares 213,690    25,471
Officer

A. A. ALLEMANG       1997 373,254   450,000  55,211(d)       0  35,000 Shares    3,985 11,740(e)
Vice President,      1996 321,426   400,000 110,143(d)       0  25,000 Shares   26,659    13,294
Operations        1995(c)       -         -          -       -               -       -         -

A. J. CARBONE        1997 507,338   600,000          0       0   50,000 Shares  16,854 24,040(e)
Executive Vice       1996 455,174   500,000          0       0   35,000 Shares 100,590    13,946
President, Global    1995 348,504   450,000          0       0   28,000 Shares  52,375     6,971
Plastics and
Hydrocarbons &
Energy

M. D. PARKER         1997 483,670   600,000 142,077(d)       0   50,000 Shares  11,178 35,807(e)
Executive Vice       1996 440,834   500,000  67,400(d)       0   35,000 Shares  83,850    98,024
President, Global    1995 335,004   450,000  60,015(d)       0   27,000 Shares  42,360   130,264
Chemicals.
President, Dow
North America

J. P. REINHARD       1997 483,338   600,000          0       0   50,000 Shares  16,038 29,466(e)
Executive Vice       1996 437,508   500,000          0       0   35,000 Shares  83,756    27,268
President and        1995 346,674   412,500          0  66,188   24,000 Shares  44,516    48,256
Chief Financial
Officer


(a)There were no grants of restricted or deferred stock outstanding on 12/31/97 for the named executives.

(b)This column represents cash payouts from a three-year financial performance plan, Management Achievement
   Recognition System, and Dividend Unit awards granted in prior years.

(c)Compensation for years prior to becoming an officer of the Company need not be included.

(d)Compensation to employees while on foreign service for taxes in excess of those that would be incurred in their base country.

(e)All other compensation details for 1997 appear in the separate chart below.


     DETAILS OF ALL OTHER COMPENSATION FROM 1997 SUMMARY COMPENSATION TABLE


                                                       DESTEC            PERSONAL
                FOREIGN                     ELECTIVE  ENERGY,              EXCESS           TOTAL
                SERVICE  DEFERRED  ELECTIVE DEFERRAL     INC.   IMPUTED LIABILITY       ALL OTHER
                  ALLOW      CASH  DEFERRAL COMPANY  DIRECTOR    INCOME     INSUR          COMPEN
                 -ANCES  INTEREST  INTEREST   MATCH      FEES LIFE INS.     -ANCE  401(K) -SATION
NAME                ($)       ($)       ($)     ($)       ($)       ($)       ($)     ($)     ($)

W. S. Stavropoulos    0         0     7,475  10,250        0         0       971   6,350  25,046
A. A. Allemang        0         0     4,419       0        0         0       971   6,350  11,740
A. J. Carbone         0         0     7,814   8,905        0         0       971   6,350  24,040
M. D. Parker      9,958        87         0       0   22,000     2,791       971       0  35,807
J. P. Reinhard        0         0       145       0   22,000         0       971   6,350  29,466



                              OPTION GRANTS IN 1997

                          INDIVIDUAL GRANTS

                               PERCENT
                              OF TOTAL
                               OPTIONS
                  NUMBER OF    GRANTED
                 SECURITIES         TO                        POTENTIAL REALIZABLE VALUE AT ASSUMED
                 UNDERLYING  EMPLOYEES  EXERCISE             ANNUAL RATES OF STOCK PRICE APPRECIATION
                    OPTIONS         IN   OR BASE    EXPIR-         FOR 10-YEAR OPTION TERM (A)
                    GRANTED     FISCAL     PRICE     ATION
NAME                    (#)       YEAR ($/SHARE)      DATE  0%($)       5%($)               10%($)

All Stockholders        N/A        N/A       N/A       N/A   0(b) 12,080,576,072(b) 30,489,072,943(b)

All Optionees       1,697,716           $79.9375  02/12/07      0        85,498,039       215,780,765
                        6,000           $98.2188  12/18/07      0           371,267           937,007
                    1,703,716   100.0%                       0(c)     85,869,306(c)    216,717,772(c)

All Optionees' Gain
as % of All
Stockholders' Gain        N/A      N/A       N/A       N/A    N/A              0.7%              0.7%

W. S. Stavropoulos 125,000(d)     7.4%  $79.9375  02/12/07      0         6,295,078        15,887,578
A. A. Allemang      35,000(d)     2.1%  $79.9375  02/12/07      0         1,762,622         4,448,522
A. J. Carbone       50,000(d)     2.9%  $79.9375  02/12/07      0         2,518,031         6,355,031
M. D. Parker        50,000(d)     2.9%  $79.9375  02/12/07      0         2,518,031         6,355,031
J. P. Reinhard      50,000(d)     2.9%  $79.9375  02/12/07      0         2,518,031         6,355,031



(a)The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(b)Gain for all shareholders was determined from the $79.9375 exercise price applicable to options granted in 1997 to the named executives based on the 239,881,377 shares outstanding on the February 12, 1997, grant date.

(c)No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all shareholders commensurately. A 0% gain in stock price will result in zero dollars for the optionee.

(d)This was a single grant made on February 12, 1997, that was exercisable on February 12, 1998.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND DECEMBER 31, 1997, OPTION VALUES


                      NUMBER
               OF SECURITIES                NUMBER OF SECURITIES        VALUE OF UNEXERCISED,
                  UNDERLYING               UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                OPTIONS/SARS      VALUE   OPTIONS AT 12/31/97 (#)            12/31/97 ($)
                   EXERCISED   REALIZED
NAME                     (#)        ($)  EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE

W. S. Stavropoulos    77,999  2,794,916      375,000         125,000   13,162,813      2,718,750
A. A. Allemang        15,177    436,667       79,000          35,000    2,686,813        761,250
A. J. Carbone         35,000  1,141,250       97,000          50,000    3,191,438      1,087,500
M. D. Parker               0          0      138,000          50,000    5,072,938      1,087,500
J. P. Reinhard        14,078    483,485      109,000          50,000    3,793,563      1,087,500

12/31/97 Fair Market Value = $101.6875


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

On August 15, 1996, there was a change in the rules regarding the reporting of an investment alternative in the Company's deferred compensation plans for employees and nonemployee Directors, affecting units in funds whose performance mirrors hypothetical shares of the Company's common stock but are payable only in cash. Such derivative security transactions that were previously not subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 became reportable on that date. Mr. Popoff and Mr. Danforth were not fully advised of the new reporting obligations. As a result, both did not include 1996 deferrals in a Form 5 due in February of 1997. The number of transactions for each person that was not timely reported is strictly a factor of the number of payroll and dividend payments to the fund during the time period of August 15, 1996, to December 31, 1996. For Mr. Popoff there were six deferrals, and for Mr. Danforth there were two, all of which were subsequently reported on their next Form 5 filing.

                SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding beneficial ownership, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of Dow common stock, Dow Series A ESOP Convertible Preferred ("Dow preferred") stock, and Mycogen Corporation ("Mycogen") common stock. No Dow Director or officer holds preferred stock of Mycogen or rights to acquire Dow preferred, or Mycogen common or preferred stock through April 1, 1998. The table reports ownership as of January 30, 1998, except as otherwise noted. As of that date, when combining stock beneficially owned with rights to acquire stock, including all options that have vested or will vest by April 1, 1998, Directors and officers and their immediate families as a group beneficially owned 1.53 percent of all Dow common stock outstanding and entitled to vote, and approximately 0.1 percent of Dow Series A ESOP Convertible Preferred stock. Neither the Company nor any of its Directors or officers is aware of any person who beneficially owns in excess of 5 percent of the total outstanding shares of Dow common stock.



                                                           RIGHTS      PERCENTAGE OF
                                                       TO ACQUIRE      COMMON SHARES        SHARES
                   SHARES OF DOW     SHARES OF DOW     BENEFICIAL       BENEFICIALLY    OF MYCOGEN
                    COMMON STOCK   PREFERRED STOCK   OWNERSHIP OF         OWNED PLUS  COMMON STOCK
                    BENEFICIALLY      BENEFICIALLY  SHARES OF DOW  RIGHTS TO ACQUIRE  BENEFICIALLY
NAME                      OWNED*            OWNED* COMMON STOCK**        OWNERSHIP**         OWNED

A. A. Allemang           13,498.1            144.6      115,265.0                ***
J. K. Barton              2,000.0                         1,550.0                ***
D. T. Buzzelli           21,196.6            180.0      166,370.0                ***
A. J. Carbone            26,095.5            167.7      150,220.0                ***
F. P. Corson          16,306.4(a)             47.7      156,450.0                ***
J. C. Danforth         1,500.0(a)                                                ***
W. D. Davis               1,800.0                         1,550.0                ***
M. L. Dow         341,821.0(a)(b)                         1,550.0              0.15%
J. L. Downey          46,912.1(a)            180.1       58,050.0                ***           (c)
E. C. Falla           97,920.7(a)            180.1      176,500.0              0.12%
B. H. Franklin         2,460.7(d)                         1,550.0                ***
A. D. Gilmour             2,500.0                                                ***
M. D. Parker             28,695.7                       166,680.0                ***           (c)
F. P. Popoff            165,488.7            180.1      693,000.0              0.38%
J. P. Reinhard        19,418.6(a)             44.8      161,990.0                ***           (c)
H. T. Shapiro             2,381.9                         1,550.0                ***
W. S. Stavropoulos       63,099.3            180.0      510,350.0              0.25%           (c)
P. G. Stern               3,500.0                         1,550.0                ***

All Directors
and executive
officers as a group  856,595.3(a)          1,305.1    2,364,175.0              1.43%           (c)

All Directors and
officers as a group  872,280.0(a)          1,452.1    2,569,502.0              1.53%           (c)


* In addition to shares held in sole name, these columns include all shares held by the spouse and other members of the person's immediate family who share that household with the named person. These columns also include all shares held in trust for the benefit of the named party or group in The Dow Chemical Company Salaried Employees' Savings Plan. The named person may disclaim beneficial ownership of some or all of the shares listed.

** This column includes any shares that the party or group could acquire through April 1, 1998, by (a) exercise of an option granted by Dow, (b) distribution of shares under a Deferred Stock Agreement or (c) payment of any balance due under a subscription in The Dow Chemical Company 1997-98 Employees' Stock Purchase Plan. The shares indicated in this column have not been issued and cannot be voted.

*** Less than 0.1 percent.

(a) Directors Corson, Danforth, Dow, Downey, Falla and Reinhard are all members of the Board's Investment Policy Committee, which shares investment and voting authority for stock held in the Dow Employees' Pension Plan Trust ("DEPP"). As of January 30, 1998, the DEPP beneficially owned 1,358,319 shares of Dow common stock. The named individuals, and all other Directors and officers, disclaim beneficial ownership of Dow common stock owned by the DEPP.

(b) Director M. L. Dow is Treasurer and a trustee of The Herbert
    H. and Grace A. Dow Foundation, a charitable foundation, that owned 2,990,664 shares of Dow common stock as of January 30, 1998. He is also a trustee of the Alden and Vada Dow Fund, a charitable foundation, that owned 32,792 shares of Dow common stock as of January 30, 1998. The Vada
    B. Dow Charitable Unitrust, of which Mr. Dow serves as a trustee, owned 262,498 shares as of the same date. Mr. Dow disclaims beneficial ownership of stock owned by all three entities. He is also a trustee of five other trusts owning a total of 77,307 shares of Dow common stock as of January 30, 1998. He disclaims beneficial ownership of the shares in these five trusts except 12,317 shares included in the table. Although all the shares described in this footnote
    (b) are disclaimed by Mr. Dow (except 12,317 shares), and although he has no pecuniary interest in such shares and no beneficial ownership of the majority of such shares pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, adding such shares to his beneficial holdings would result in a total of 1.64 percent of issued and outstanding shares on the preceding chart.

(c) As of January 30, 1998, a total of 22,470,122 shares (62.9%)
    of the common stock of Mycogen Corporation ("Mycogen") were beneficially owned by Dow AgroSciences LLC, which is ultimately owned 100% by Dow. Director Reinhard is a director of Mycogen. Directors Downey, Reinhard and Stavropoulos are Representatives on the Members Committee of Dow AgroSciences LLC. The three named individuals share investment and voting authority for shares of Mycogen owned by Dow AgroSciences LLC. They, and all other Directors and officers of Dow, disclaim beneficial ownership of Mycogen shares owned by Dow AgroSciences LLC.

(d) As of February 10, 1998.

                       STOCKHOLDER RETURN

The charts below illustrate cumulative total returns to Dow stockholders for certain periods of time. They depict a hypothetical $100 investment in Dow common stock on December 31 of the first year of the charts, and show the increased value of that investment over time until December 31 of the final year, with all dividends reinvested in stock. Hypothetical investments of $100 in the Standard & Poor's 500 Stock Index and the Standard & Poor's Chemicals - 500 Index are shown in comparison. These are the same comparison indices used in prior years, but the name of the latter index has been updated. It was previously incorrectly identified as the Standard & Poor's Chemical Composite Index by third-party providers.

LEFT HAND CHART

                FIVE-YEAR CUMULATIVE TOTAL RETURN

                 DOW CHEMICAL        S&P 500      S&P CHEMICALS
     1992            $100             $100             $100
     1993           $103.84          $110.08         $111.83
     1994           $127.89          $111.53         $129.47
     1995           $139.02          $153.45         $169.12
     1996           $160.99          $188.68         $223.43
     1997           $216.43          $251.63         $274.61

Source:  Standard & Poor's Compustat

RIGHT HAND CHART

                TEN-YEAR CUMULATIVE TOTAL RETURN

                      DOW            S&P 500      S&P CHEMICALS
     1987            $100             $100             $100
     1988           $100.46          $116.61         $106.75
     1989           $127.20          $153.56         $137.83
     1990           $89.10           $148.79         $117.04
     1991           $105.97          $194.12         $152.63
     1992           $118.05          $208.91         $167.13
     1993           $122.59          $229.97         $186.90
     1994           $150.98          $233.00         $216.37
     1995           $164.12          $320.56         $282.65
     1996           $190.05          $394.16         $373.41
     1997           $255.50          $525.67         $458.95

Source:  Standard & Poor's Compustat

The form of the charts above is in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. These charts do not reflect the Company's forecast of future financial performance.

                    COMPENSATION OF DIRECTORS

Dow Directors who are also Dow employees are not paid any fees or compensation, as such, for serving on the Board or on any Board committee.

Each Dow Director who is not a Dow employee receives an annual retainer of $32,000 for Board service and an attendance fee of $1,200 plus reasonable expenses for each Board meeting attended. In addition, such Directors receive $1,200 plus reasonable expenses for each Board committee meeting, for each special committee meeting and for each Business Review meeting attended. The chairmen of the Audit Committee, the Committee on Directors and the Compensation Committee each receive an additional annual retainer of $6,000. In addition, nonemployee Directors who serve on the Audit Committee, the Committee on Directors and the Compensation Committee receive a $4,000 annual retainer for such service on each committee. Nonemployee chairmen of the Environmental, Health, Safety and Public Policy Committee; the Finance Committee and the Investment Policy Committee each receive an annual retainer of $3,000. Nonemployee Directors receive a one-time grant of 1,500 shares of the Company's common stock, and certificates representing those shares bear a legend with certain transfer restrictions specified by the Compensation Committee. No such grants were made in 1997.

Dow has established a voluntary deferred compensation plan for nonemployee Directors. Under that plan, a nonemployee Director may elect, prior to the commencement of any Board year (from election or the Annual Meeting to the next Annual Meeting), to have all or a specified portion of his or her retainer and meeting fees credited to a deferred compensation account. At the election of the Director, this may be a cash account or an account in units based on the value of Dow common stock. Amounts credited to the Director's account will accrue interest either equivalent to 125 percent of the 120-month rolling average of the ten-year U.S. Treasury Note determined on September 30 of the preceding year, or amounts equivalent to dividends paid on Dow common stock. Such deferred amounts will be paid in one to ten installments at the election of the Director, commencing on July 15 following the Director's termination of Board membership, on the following July 15 or on July 15 of the calendar year following the Director's 70th birthday. If the Director remains on the Board beyond his or her 70th birthday, payments shall start on the July 15 following termination of Board membership.

The Company has established a stock option plan (the "Option Plan") for nonemployee Directors that provides for grants of ten-year nonqualified market-priced options for the purchase of Dow common stock. Such grants may be made once every five years, for the ten-year duration of the Option Plan. All options are subject to a three-year incremental vesting schedule. The size of the option grants is determined by a fixed formula based on the then current annual retainer and price of Dow common stock, and grants are contingent upon the Director owning increasingly larger amounts of Dow stock. For the first Option Plan grant in 1994, options for the purchase of 1,550 shares were granted to participating nonemployee Directors who owned at least 1,500 shares of Dow common stock at the time of the grant. To be eligible to receive a second grant in five years, these same nonemployee Directors must at that time hold at least 2,000 shares of Dow common stock. Nonemployee Directors who have not previously received an Option Plan grant would be eligible for such a grant in 1999 if they own at least 1,500 shares of Dow common stock at the time of the grant.

A pension plan for nonemployee Directors was established in 1985, but eligibility for current and future Directors was discontinued at the end of 1997. The plan's benefit formula computed each participant's benefit as 50 percent of his or her highest consecutive three-year average of annual totals of retainer and meeting fees earned, multiplied by years of creditable service, multiplied by an annuity factor. The benefits were payable in monthly installments for a period equal to the number of months of service as a nonemployee Director of Dow, commencing the month following the Director's retirement. Annual payments of equal total value could be elected in lieu of monthly installments. In the event of a Director's death, any remaining benefit payments would be paid to the designated beneficiary. To discontinue this plan, individual pension values based on years of Board service and accrued pension benefits were actuarially determined for each current nonemployee Director. Directors elected allocations of their pension values between the voluntary deferred compensation plan and equivalent values of deferred stock, deliverable in one installment following retirement from Board service. Deferred stock earns amounts equivalent to dividends paid on Dow common stock.

As a substitute for the discontinued pension plan for nonemployee Directors, the Company has established a nonemployee Directors' stock incentive plan. It provides annual grants of ten-year non-qualified market-priced stock options, that vest after completion of five years of Board service, but no options may be exercised earlier than one year from the date of grant. The number of options granted to each eligible nonemployee Director is determined according to a fixed formula that calculates 45 percent of the prior year's average annual retainer and fees for nonemployee Directors. This value is then dividend by the product of the Black Scholes valuation of a ten-year option (currently 30 percent) and the market price of Dow stock on the date of grant. In 1998, each nonemployee Director will receive 1,200 options. The Compensation Committee administers this stock incentive plan.

                       GENERAL INFORMATION

DIVIDEND REINVESTMENT PROGRAM SHARES AND DOW EMPLOYEES' SAVINGS
PLAN SHARES
If you are enrolled in the Dividend Reinvestment Program ("DRP"), the enclosed proxy form indicates the shares of common stock owned on the record date by you directly, plus all shares of common stock held for you in the DRP. Boston EquiServe L.P. ("EquiServe"), as the DRP agent, will vote all shares of stock held in your DRP account as you direct. If no specific instruction is given on an executed proxy returned by you, EquiServe will vote as recommended by the Board of Directors.

Separate "Confidential Voting Instruction" forms are being sent to current and former Dow employees participating in either the Dow Hourly or Salaried Employees' Savings Plans, covering all shares of common and preferred stock held for each participant in the Savings Plan on the record date. Your executed proxy will provide voting instructions to Bankers Trust Company, the Savings Plans' Trustee. If not all the Savings Plans' voting instructions are returned, the Trustee will vote all the shares of common stock for each Savings Plan in the same proportion as the shares for which valid instructions are received.

FUTURE STOCKHOLDER PROPOSALS
If you wish to submit a proposal to be considered for inclusion in the proxy material for next year's Annual Meeting, please send it to the Office of the Corporate Secretary, The Dow Chemical Company, 2030 Dow Center, Midland, MI 48674. Under the rules of the Securities and Exchange Commission, proposals must be received no later than November 25, 1998, to be eligible for inclusion in the 1999 Annual Meeting Proxy Statement.

NOMINATIONS FOR DIRECTOR
The Committee on Directors will continue its long-standing practice of accepting stockholders' suggestions of candidates to consider as potential Board members, as part of the Committee's periodic review of the size and composition of the Board and its committees. Such recommendations may be sent to the Committee on Directors through the Office of the Corporate Secretary at The Dow Chemical
Company, 2030 Dow Center, Midland, MI 48674.

Under the Company's Bylaws, stockholders wishing to formally nominate a person for election as a Director must notify the Secretary of the Company at the address above in writing not less than 90 days before the Annual Meeting. Such notices must comply with the provisions set forth in the Bylaws. A copy of the relevant provisions of the Bylaws will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to the Office of the Corporate Secretary, at the address above.

NOTIFICATION OF ANNUAL MEETING BUSINESS
Under the Company's Bylaws, if you wish to raise items of proper business at an Annual Meeting you must give written notification to the Office of the Corporate Secretary at the address above at least 45 days before the Meeting, providing your name and address, representation that you are a holder of common stock entitled to vote at such Meeting and intend to appear in person or by proxy at the Meeting, disclosure of any material interest in such business, description of the business proposed, and the reasons for conducting such business. A copy of the relevant provisions of the Bylaws will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to the Office of the Corporate Secretary at the address noted.

REPORT TO STOCKHOLDERS
The Dow Annual Report, including financial statements, is mailed to all stockholders, unless instructions have been given to eliminate duplicate mailings of the Annual Report to a single household. Registered stockholders may provide such instruction for future mailings by marking the appropriate box on the proxy voting form. A copy of Dow's annual report on Form 10-K filed with the Securities and Exchange Commission will be sent without charge to any stockholder who requests it in writing. Such requests should be addressed to Boston EquiServe L.P., Post Office Box 8038, Boston, MA 02266-8038.

OTHER MATTERS
The Board does not intend to present any business at the Meeting not described in this Proxy Statement. The enclosed proxy form confers upon the person or persons designated to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters that may come before the Meeting in addition to the scheduled items of business, including any stockholder proposal omitted from the Proxy Statement and form of proxy pursuant to the Proxy Rules of the Securities and Exchange Commission, and matters incident to the conduct of the Meeting. At the time this Proxy Statement went to press, the Board of Directors was not aware of any other matter that may properly be presented for action at the Meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.

/s/ John Scriven
John Scriven
Vice President                          Midland, Michigan
General Counsel and Secretary           March 25, 1998

                            APPENDIX

List of Photos of Directors and Omitted Graphics

Photo 1   Photograph of Arnold A. Allemang

Photo 2   Photograph of John C. Danforth

Photo 3   Photograph of Enrique C. Falla

Photo 4   Photograph of Allan D. Gilmour

Photo 5   Photograph of Frank P. Popoff

Photo 6   Photograph of William S. Stavropoulos

Photo 7   Photograph of Jacqueline K. Barton

Photo 8   Photograph of David T. Buzzelli

Photo 9   Photograph of Anthony J. Carbone

Photo 10  Photograph of Fred P. Corson

Photo 11  Photograph of Willie D. Davis

Photo 12  Photograph of Michael L. Dow

Photo 13  Photograph of Joseph L. Downey

Photo 14  Photograph of Barbara Hackman Franklin

Photo 15  Photograph of Michael D. Parker

Photo 16  Photograph of J. Pedro Reinhard

Photo 17  Photograph of Harold T. Shapiro

Photo 18  Photograph of Paul G. Stern

PERFORMANCE GRAPHS - Values provided for EDGAR only but shareholders given line graph.

A.   Five-Year Cumulative Total Return

B.   Ten-Year Cumulative Total Return

--------------------------BANK/BROKER (BENEFICIAL)---------------
-----------------------------------------------------------------

THE DOW CHEMICAL COMPANY      1998 ANNUAL MEETING OF STOCKHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. T. Buzzelli, W. D. Davis and
J. P. Reinhard, jointly and severally, proxies, with full power of substitution, to vote all the shares of common stock of THE DOW CHEMICAL COMPANY that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday, May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS AS LISTED BELOW AND FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED.

Agenda Item 1:    The election of six Directors:  Arnold A.
                  Allemang, John C. Danforth, Enrique C. Falla,
                  Allan D. Gilmour, Frank P. Popoff and William
                  S. Stavropoulos.

Agenda Item 2:    Ratification of the selection of Deloitte and
                  Touche LLP as Dow's independent auditors for 1998.


You may specify your choices by marking the appropriate boxes on the reverse side, but YOU NEED NOT MARK ANY VOTING BOXES IF YOU
WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS. The Proxy Committee cannot vote your shares unless you sign, date and return this card.

                        SEE OPPOSITE SIDE

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. The proxies are authorized to vote in accordance with their discretion on such other matters as may properly come before the meeting.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of six Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2:  Ratification of the selection of Dow's
                independent auditors for 1998.

FOR  _______          AGAINST  _______          ABSTAIN  _______


Signature  _____________________________  Date _________, 1998.

Signature  _____________________________  Date _________, 1998.

PLEASE SIGN THIS PROXY AS THE NAME(S) APPEAR ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

--------------------------REGISTERED-----------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 101st Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 14, 1998, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder(s) listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                       KEEP THIS TICKET

-----------------------------perforation-------------------------

      If you plan to attend the Annual Meeting, remember to check the proxy form box to validate your ticket.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
    IF YOU HAVE PROVIDED A CHANGE OF ADDRESS OR ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1998 ANNUAL MEETING OF STOCKHOLDERS

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints D. T. Buzzelli, W. D. Davis and
J. P. Reinhard, jointly and severally, proxies, with full power of substitution, to vote all the shares of common stock of THE DOW CHEMICAL COMPANY that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday, May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS AS LISTED BELOW, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED.

Agenda Item 1: The election of six Directors:  Arnold A.
               Allemang, John C. Danforth, Enrique C. Falla,
               Allan D. Gilmour, Frank P. Popoff and William S.
               Stavropoulos.

Agenda Item 2: Ratification of the selection of Deloitte and
               Touche LLP as Dow's independent auditors for 1998.


You may specify your choices by marking the appropriate boxes on the reverse side, but YOU NEED NOT MARK ANY VOTING BOXES IF YOU
WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
RECOMMENDATIONS. The Proxy Committee cannot vote your shares unless you sign, date and return this card.

Please sign, date and promptly return this proxy form in the enclosed envelope to the tabulating agent:
  Boston EquiServe L.P., P.O. Box 9371, Boston, MA 02205-9371.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 14, 1998
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
               1998 ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET
          FOR USE ONLY BY STOCKHOLDER(S) NAMED ABOVE

-----------------------------perforation-------------------------

Your proxy card for the 1998 Annual Meeting of Stockholders of The Dow Chemical Company is attached below.

Please mark the boxes on the proxy card to indicate how your shares should be voted. Sign, date and return your proxy as soon as possible in the enclosed envelope. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the proxy card below.

A ticket is required for admission to the Annual Meeting. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the proxy voting form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door. Stockholders without tickets will be directed to the registration area.


 SEE DIRECTIONS FOR COMPLETION OF THE PROXY ON THE REVERSE SIDE.
                DETACH PROXY CARD BEFORE MAILING.

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM 2. THE PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1: Election of six Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2: Ratification of the selection of Dow's independent auditors for 1998.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I/We plan to attend the Annual Meeting.    __________

Discontinue duplicate Annual Report.       __________

I have noted a change of address.          __________

I have made comments on this card or an attachment.    __________

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

Signature  _____________________________  Date _________, 1998.

Signature  _____________________________  Date _________, 1998.

PLEASE SIGN THIS PROXY AS THE NAME(S) APPEAR ABOVE.  WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN,
PLEASE GIVE FULL NAME AS SUCH.

--------------------------HESP-----------------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 101st Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 14, 1998, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                                KEEP THIS TICKET

-----------------------------perforation-------------------------

 If you plan to attend the Annual Meeting, remember to check the box on the voting instruction form to validate your ticket.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1998 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
         TO: BANKERS TRUST COMPANY ("THE PLAN TRUSTEE")
              THE DOW HOURLY EMLOYEES' SAVINGS PLAN

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Hourly Employees' Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE PLAN TRUSTEE SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO SIGN AND RETURN THESE INSTRUCTIONS IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1:  The election of six Directors:  Arnold A.
                Allemang, John C. Danforth, Enrique C. Falla,
                Allan D. Gilmour, Frank P. Popoff and William S.
                Stavropoulos.

Agenda Item 2:  Ratification of the selection of Deloitte and
                Touche LLP as Dow's independent auditors for 1998.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Plan Trustee's tabulating agent, Boston EquiServe L.P., P. O. Box 9371, Boston, MA 02205-9371. Additional information concerning the voting of shares appears in the accompanying Proxy Statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 14, 1998
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
               1998 ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET
              FOR USE ONLY BY STOCKHOLDER NAMED ABOVE
-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the Hourly Employees' Savings Plan (the "Plan"), you are cordially invited to attend the 1998 Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door. Stockholders without tickets will be directed to the registration area.

Whether or not you plan to attend, you can be sure your Plan shares are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

 -----------------------------perforation------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM
2. The Plan Trustee is authorized to vote in accordance with its discretion on such other matters as may properly come before the meeting. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of six Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2:  Ratification of the selection of Dow's independent auditors for 1998.

FOR  ________          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1998.


PLEASE SIGN THIS VOTING INSTRUCTION CARD AS THE NAME APPEARS
ABOVE.

--------------------------SESP-----------------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 101st Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 14, 1998, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                        KEEP THIS TICKET
-----------------------------perforation-------------------------

 If you plan to attend the Annual Meeting, remember to check the box on the voting instruction form to validate your ticket.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1998 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
         TO:  BANKERS TRUST COMPANY ("THE PLAN TRUSTEE")
             THE DOW SALARIED EMLOYEES' SAVINGS PLAN

The undersigned hereby directs the Plan Trustee to vote all shares of common and preferred stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Salaried Employees' Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE PLAN TRUSTEE SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO SIGN AND RETURN THESE INSTRUCTIONS IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1:  The election of six Directors:  Arnold A.
                Allemang, John C. Danforth, Enrique C. Falla, Allan
                D. Gilmour, Frank P. Popoff and William S.
                Stavropoulos.

Agenda Item 2:  Ratification of the selection of Deloitte and
                Touche LLP as Dow's independent auditors for 1998.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Plan Trustee's tabulating agent, Boston EquiServe L.P., P. O. Box 9371, Boston, MA 02205-9371. Additional information concerning the voting of shares appears in the accompanying Proxy Statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 14, 1998
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
               1998 ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET
             FOR USE ONLY BY STOCKHOLDER NAMED ABOVE
-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the Salaried Employees' Savings Plan (the "Plan"), you are cordially invited to attend the 1998 Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door. Stockholders without tickets will be directed to the registration area.

Whether or not you plan to attend, you can be sure your Plan shares, both common and preferred, are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM
2. The Plan Trustee is authorized to vote in accordance with its discretion on such matters as may properly come before the meeting. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of six Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2:  Ratification of the selection of Dow's independent auditors for 1998.

FOR  _______          AGAINST  _______          ABSTAIN  _______

I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1998.

PLEASE SIGN THIS VOTING INSTRUCTION CARD AS THE NAME APPEARS
ABOVE.

--------------------------DH COMPOUNDING-------------------------
-----------------------------------------------------------------

You are cordially invited to attend the 101st Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 14, 1998, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                               KEEP THIS TICKET

-----------------------------perforation-------------------------

 If you plan to attend the Annual Meeting, remember to check the box on the voting instruction form to validate your ticket.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1998 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
              TO:  BARCLAYS GLOBAL INVESTORS, N.A.,
            THE TRUSTEE OF THE DH COMPOUNDING COMPANY
        SAVINGS AND RETIREMENT PLAN ("THE PLAN TRUSTEE")

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the DH Compounding Company Savings and Retirement Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IF YOUR COMPLETED VOTING INSTRUCTION FORM IS NOT RECEIVED BY MAY 12, 1998, THE ADMINISTRATIVE COMMITTEE FOR THE PLAN MAY DIRECT THE PLAN TRUSTEE TO VOTE YOUR SHARES.

Agenda Item 1:  The election of six Directors:  Arnold A.
                Allemang, John C. Danforth, Enrique C. Falla,
                Allan D. Gilmour, Frank P. Popoff and William S.
                Stavropoulos.

Agenda Item 2:  Ratification of the selection of Deloitte and
                Touche LLP as Dow's independent auditors for 1998.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Plan Trustee's tabulating agent, Boston EquiServe L.P., P.O. Box 9371, Boston, MA 02205-9371. Additional information concerning the voting of shares appears in the accompanying Proxy Statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 14, 1998
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
               1998 ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                KEEP THIS TICKET
               FOR USE ONLY BY STOCKHOLDER NAMED ABOVE

-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the DH Compounding Company Savings and Retirement Plan (the "Plan"), you are cordially invited to attend the 1998 Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door. Stockholders without tickets will be directed to the registration area.

Whether or not you plan to attend, you can be sure your Plan shares are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM
2. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of six Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2:  Ratification of the selection of Dow's independent auditors for 1998.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1998.

PLEASE SIGN THIS VOTING INSTRUCTION CARD AS THE NAME APPEARS
ABOVE.

--------------------------DOW AGROSCIENCES-----------------------
-----------------------------------------------------------------

You are cordially invited to attend the 101st Annual Meeting of Stockholders of The Dow Chemical Company. It will be held on Thursday, May 14, 1998, 2 p.m., at the Midland Center for the Arts, 1801 West St. Andrews, Midland, Michigan. This ticket admits only the stockholder listed on the reverse and is not transferable. Doors will open at 12:30 p.m. Exhibits will be on display before and after the Annual Meeting.

Hearing amplification devices will be available.

Cameras and recording devices are not permitted.

KEEP THIS TICKET                        KEEP THIS TICKET

-----------------------------perforation-------------------------

 If you plan to attend the Annual Meeting, remember to check the box on the voting instruction form to validate your ticket.

      PLEASE CHECK THE APPROPRIATE BOX ON THE REVERSE SIDE
               IF YOU HAVE PROVIDED ANY COMMENTS.

-----------------------------perforation-------------------------

THE DOW CHEMICAL COMPANY      1998 ANNUAL MEETING OF STOCKHOLDERS

                CONFIDENTIAL VOTING INSTRUCTIONS
       TO:  FIDELITY MANAGEMENT TRUST COMPANY, THE TRUSTEE
OF THE DOW AGROSCIENCES EMPLOYEE SAVINGS PLAN ("THE PLAN TRUSTEE")

The undersigned hereby directs the Plan Trustee to vote all shares of common stock of THE DOW CHEMICAL COMPANY ("Dow") credited to the undersigned's account in the Dow AgroSciences Employee Savings Plan (the "Plan") as of the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting. Dow has instructed the Plan Trustee and its agents not to disclose to the Dow Board or management how individuals in this Plan have voted.

THE PLAN TRUSTEE IS DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE, OR IF NO SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS, FOR AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO VOTE IN ACCORDANCE WITH THE DOW BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE ON THE REVERSE SIDE - NO VOTING BOXES NEED TO BE CHECKED. IN ACCORDANCE WITH THE TERMS OF THE PLAN, THE PLAN TRUSTEE SHALL VOTE ALL COMMON SHARES IN THE ACCOUNTS OF PLAN MEMBERS WHO FAIL TO SIGN AND RETURN THESE INSTRUCTIONS IN THE SAME PROPORTION AS THE SHARES IN THE ACCOUNTS OF MEMBERS WHO HAVE PROVIDED DIRECTION.

Agenda Item 1:  The election of six Directors:  Arnold A.
                Allemang, John C. Danforth, Enrique C. Falla,
                Allan D. Gilmour, Frank P. Popoff and William S.
                Stavropoulos.

Agenda Item 2:  Ratification of the selection of Deloitte and
                Touche LLP as Dow's independent auditors for 1998.

Please sign, date and promptly return this confidential voting form in the enclosed envelope to the Plan Trustee's tabulating agent, Boston EquiServe L.P., P. O. Box 9371, Boston, MA 02205-9371. Additional information concerning the voting of shares appears in the accompanying Proxy Statement.

                  SIGN AND DATE ON OTHER SIDE.

                        SEE OPPOSITE SIDE

                     MIDLAND CENTER FOR THE ARTS
                      1801 WEST ST. ANDREWS
                        MIDLAND, MICHIGAN
                          MAY 14, 1998
                             2 P.M.

                        ADMISSION TICKET
                    THE DOW CHEMICAL COMPANY
               1998 ANNUAL MEETING OF STOCKHOLDERS


KEEP THIS TICKET                                 KEEP THIS TICKET
             FOR USE ONLY BY STOCKHOLDER NAMED ABOVE

-----------------------------perforation-------------------------

As a stockholder of The Dow Chemical Company through your participation in the Dow AgroSciences Employee Savings Plan (the "Plan"), you are cordially invited to attend the 1998 Annual Meeting of Stockholders of The Dow Chemical Company. Your non-transferable stockholder ticket is attached above. To attend the Annual Meeting, simply check the box on the voting instruction form below to validate your ticket and indicate you plan to attend. Please keep the ticket, bring it with you to the Annual Meeting and present it at the door. Stockholders without tickets will be directed to the registration area.

Whether or not you plan to attend, you can be sure your Plan shares are voted at the meeting as you instruct by promptly completing the form below with confidential voting instructions to the Plan Trustee and returning the form in the enclosed envelope. Your vote will be seen only by authorized personnel of the Plan Trustee and its agents. Please mark the boxes on the voting instruction form to indicate how your shares should be voted. To vote in accordance with the Board of Directors' recommendations, you need only sign and date the voting instruction form below.

              SEE DIRECTIONS FOR COMPLETION OF THE
          VOTING INSTRUCTION FORM ON THE REVERSE SIDE.
         DETACH VOTING INSTRUCTION FORM BEFORE MAILING.

-----------------------------perforation-------------------------

X    PLEASE MARK VOTES AS IN THIS EXAMPLE.

This voting instruction form, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF ALL THE CANDIDATES LISTED AND FOR AGENDA ITEM
2. The undersigned hereby revokes all instructions heretofore given by the undersigned to vote at said meeting and at any adjournment thereof.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                      AGENDA ITEMS 1 AND 2.

AGENDA ITEM 1:  Election of six Directors.

FOR ALL  __________      WITHHELD FROM ALL  __________

_________________________________________
FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE:



AGENDA ITEM 2:  Ratification of the selection of Dow's independent auditors for 1998.

FOR  _______          AGAINST  _______          ABSTAIN  _______


I plan to attend the Annual Meeting.       __________

I have made comments on this card or an attachment.    __________


Signature  _____________________________  Date _________, 1998.

PLEASE SIGN THIS VOTING INSTRUCTION CARD AS THE NAME APPEARS
ABOVE.

--------------------------DESTEC---------------------------------
-----------------------------------------------------------------

Participant's Name: _____________________________________________

Social Security Number:  ___________________________________

Number of Shares: __________________________________________


                       1998 ANNUAL MEETING

                    THE DOW CHEMICAL COMPANY

                       VOTING INSTRUCTIONS

 THIS PROXY IS SOLICITED ON BEHALF OF THE DOW BOARD OF DIRECTORS


TO:  Merrill Lynch Trust Company ("MLT Co.")

The undersigned hereby directs MLT Co. to vote all the shares of common stock of THE DOW CHEMICAL COMPANY credited to the undersigned's account under the Destec Energy, Inc. Retirement and Savings Plan on the record date for the Annual Meeting of Stockholders of The Dow Chemical Company to be held at the Midland Center for the Arts, Midland, Michigan, on Thursday,
May 14, 1998, at 2 p.m., and at any adjournment thereof, on the following matters and upon such other business as may properly come before the meeting.

MLT CO. IS DIRECTED TO VOTE AS SPECIFIED BELOW OR, IF NO
SPECIFICATION IS MADE, FOR THE ELECTION OF SIX DIRECTORS, FOR
AGENDA ITEM 2, AND TO VOTE IN ACCORDANCE WITH ITS DISCRETION ON
SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

To vote in accordance with the Board of Directors' recommendations just sign and date below; no boxes need to be checked.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AGENDA ITEMS 1 AND
2.

AGENDA ITEM 1:  The election of six Directors.

FOR ALL CANDIDATES LISTED BELOW  _____     WITHHOLD _____
(except any Candidate whose name         for all Candidates
      has been struck out)                  listed below

     Arnold A. Allemang; John C. Danforth; Enrique C. Falla;
  Allan D. Gilmour; Frank P. Popoff and William S. Stavropoulos

INSTRUCTION:    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                CANDIDATE STRIKE A LINE THROUGH THE CANDIDATE'S
                NAME IN THE LIST ABOVE.



AGENDA ITEM 2:  Ratification of the selection of Deloitte &
                Touche LLP as Dow's auditors for 1998.

FOR  _______          AGAINST  _______          ABSTAIN  _______


Please sign, date and return this voting card promptly in the enclosed envelope.


                    Date _______________________, 1998.


                    _________________________________________
                    Signature of Participant